QUARTERLY REPORT
June 30, 2010

FMI Provident Trust
Strategy Fund
(FMIRX)

A NO-LOAD MUTUAL FUND

FMI Provident Trust Strategy Fund

July 1, 2010

Dear Fellow Shareholders:

In our last two shareholder letters, we opined that while the data clearly indicated we were in the beginning stages of an economic recovery from the worst recession since The Great Depression, we felt that the pace of the recovery – particularly, given the severity of the downturn – would be much more muted than economists and market pundits believed.  In the early months of 2010, many felt that the 5.6% GDP growth in the fourth quarter of 2009 would carry into 2010, when in fact, the first quarter came in at only a 3% growth rate, and we expect close to that rate in the soon-to-be-reported second period.  The optimistic forecasts by many are now clearly being called into question, and cracks indeed appear to be surfacing with regard to the outlook for the balance of this year.  While recent data shows an increase in employment, many of those jobs are related to federal and state government growth.  The number of people filing for unemployment benefits rose for the first time, and the recently reported 4-week average for jobless claims now stands at its highest point since March.  The job market remains questionable at best, and when coupled with difficult credit conditions and a housing market that appears to be faltering after the expiration of the federal homebuyer tax credit, (surprise!?) the outlook is murky at best. These factors don’t necessarily imply a double-dip recession as many are beginning to fear, but in our opinion, the recovery will be much slower and dampened, as we indicated earlier this year.

We continue to believe that there is too much debt in the system at all levels – particularly in the public sector, at the local, state and federal levels – as well as at the consumer level.  The current federal budget deficit of $1.5 trillion is currently approximately 10% of GDP, the highest level in over 60 years. The federal government always has the option of printing money as a way out of a recession, and this has been the option of choice historically.  State and local governments, however, don’t have this weapon in their arsenals, and we are beginning to see significant tightening at those levels, particularly on the spending side of the equation.  Long term, this is a positive and we hope that the federal government will rein in its free-spending ways as well, but that remains to be seen.  The sovereign debt crisis and its repercussions currently occurring in Europe will inevitably happen in the U.S., if we don’t address our issues.  There appears to be a realization that $1 trillion of fiscal stimulus has gotten us very little, and our financial issues need to be addressed.  While the pain of pursuing a tightened fiscal policy will be difficult in the short-term and inflict some pain, the long-term outcome will clearly be positive.

Against this backdrop, the markets have increased in volatility, with over 70% of the trading days in the month of May showing swings of greater than 1% or more.  In the second quarter, the benchmark S&P 500 declined 11.43%, versus the FMI Provident Trust Strategy Fund’s decline of 9.01%.  Longer term, as Scott details in his portfolio manager letter, under his tenure as manager, the Fund has significantly exceeded its S&P 500 benchmark.  While the aforementioned macro issues are causing investor consternation, we believe that the Fund remains well structured with strong franchises at moderate prices.  We expect the portfolio companies to remain strong and provide attractive investment returns over the next several years, even in a more tepid economic environment.

As always, we appreciate your continued support of, and investment in, the FMI Provident Trust Strategy Fund.

Sincerely,

Ted D. Kellner, CFA
Chairman & CEO
Fiduciary Management, Inc. (Adviser)

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Provident Trust Strategy Fund

July 1, 2010

Dear Fellow FMI Provident Trust Strategy Fund Shareholders,

FMI Provident Trust Strategy Fund (FMIRX) declined 9.01%(1) for the three months ended June 30 vs. the S&P 500’s 11.43%(2) loss.  For the first six months of calendar 2010, the Fund declined 3.03% vs. a 6.65% S&P 500 loss. Since being named manager on September 9, 2002, FMIRX gained 73.31% cumulatively vs. 33.30% for the S&P 500.

2010 profit expectations for the S&P 500 rose to $80, which places the stock market valuation at an attractive 13X, for an earnings yield of 7.7%, well above the 3.4% yield for intermediate corporate bonds and money market’s 0% yield.  FMIRX is positioned for a 2010 S&P 500 range of 1000-1300, lowered to reflect elevated investor anxiety, GDP growth of 2-3%, 10-year Treasury yield of 2.5-4.0%, and 0% overnight interest rates.  Jobs and housing remain the stumbling blocks to economic growth.  Despite significant growth in household employment, the massive 9.7% unemployed rate remains unchanged due to discouraged workers reentering the workforce.  Existing home sales are at an anemic 5.7 million annual rate, with one-third of the turnover being foreclosed properties.  Weak employment trends and further home price/turnover declines would cause us to reduce our 2010 return assumptions and reduce our current 76% equity allocation.

Investors, traumatized by two 50% stock market declines since 2000, are embracing stable principal investments (money market and short-term bonds) without regard to return.  We believe principal preservation is the wrong strategy going forward due to the costs of inflation, fees and taxes.  We contend actively managed growth stocks generating record (and rising) cash flows at a modest cost (15X earnings), offer the best chance of improving an investor’s purchasing power.  Higher 2011 tax rates on earned income and dividends should also improve the valuation paid for more lightly taxed equities.

We attempt to flexibly allocate and actively select stocks in the FMI Provident Trust Strategy Fund based on our on-going analysis of economic, relative valuation, and company-specific trends.  Over the past six months we eliminated shares of Walgreens and Charles Schwab due to deteriorating earnings and Goldman Sachs due to regulatory issues.  Hewlett-Packard and Oracle were significant purchases.  We expect forward investment returns will be largely company-specific, much like the 1970’s, a market of stocks rather than a homogenous stock market.  FMIRX remains a concentrated portfolio with the top five holdings representing 33% of total assets.

Thank you for your investment in, and support of, the FMI Provident Trust Strategy Fund.

Best regards,

J. Scott Harkness
Portfolio Manager

(1)	The Fund’s one- year and annualized five- and ten-year returns through June 30, 2010 were 13.73%, 3.30% and 0.38%, respectively.
(2)	The Standard and Poor’s 500 Index’s one- year and annualized five- and ten-year returns through June 30, 2010 were 14.43%, -0.79% and -1.59%, respectively.

FMI Provident Trust Strategy Fund
STATEMENT OF NET ASSETS
June 30, 2010 (Unaudited)

Shares/
Principal
Amount		Value (b)
LONG-TERM INVESTMENTS — 83.8% (a)
COMMON STOCKS — 75.7% (a)
CONSUMER SERVICES SECTOR — 5.5%
	Other Consumer Services — 5.5%
111,740	DeVry, Inc.	$5,865,233
ELECTRONIC TECHNOLOGY SECTOR — 4.5%
	Computer Processing Hardware — 4.5%
110,500	Hewlett-Packard Co.	4,782,440
FINANCE SECTOR — 13.6%
	Finance/Rental/Leasing — 4.6%
68,850	Visa Inc.	4,871,137
	Investment Managers — 4.3%
52,720	Franklin Resources, Inc.	4,543,937
	Major Banks — 4.7%
88,180	PNC Financial Services Group, Inc.	4,982,170
HEALTH SERVICES SECTOR — 7.0%
	Health Industry Services — 7.0%
157,660	Express Scripts, Inc.	7,413,173
INDUSTRIAL SERVICES SECTOR — 2.8%
	Engineering & Construction — 2.8%
80,000	Jacobs Engineering Group Inc.	2,915,200
RETAIL TRADE SECTOR — 11.5%
	Apparel/Footwear Retail — 4.9%
124,600	The TJX Companies, Inc.	5,226,970
	Department Stores — 5.6%
124,730	Kohl’s Corp.	5,924,675
	Home Improvement Chains — 1.0%
21,370	Fastenal Co.	1,072,560
TECHNOLOGY SERVICES SECTOR — 29.4%
	Information Technology Services — 24.8%
149,660	Accenture PLC	5,784,359
103,760	Citrix Systems, Inc.	4,381,785
178,100	Cognizant Technology
	Solutions Corp.	8,915,686
119,730	Infosys Technologies Ltd. SP-ADR	7,173,024
		26,254,854
	Packaged Software — 4.6%
228,950	Oracle Corp.	4,913,267
TRANSPORTATION SECTOR — 1.4%
	Trucking — 1.4%
99,880	Heartland Express, Inc.	1,450,258
	Total common stocks	80,215,874
CORPORATE BONDS — 8.1% (a)
$2,140,000	ConocoPhillips,
	4.75%, due 02/01/14	2,353,488
745,000	The Coca-Cola Co.,
	3.625%, due 03/15/14	795,973
1,400,000	JP Morgan Chase & Co.,
	4.65%, due 06/01/14	1,492,786
100,000	Hewlett-Packard Co.,
	4.75%, due 06/02/14	110,799
3,800,000	JP Morgan Chase & Co.,
	3.70%, due 01/20/15	3,886,811
	Total corporate bonds	8,639,857
	Total long-term investments	88,855,731
SHORT-TERM INVESTMENTS — 13.7% (a)
	Federal Agencies — 4.7%
5,000,000	Federal Home Loan Banks,
	0.55%, due 07/20/10	5,000,908
	U.S. Treasury Securities — 9.0%
4,000,000	U.S. Treasury Bills,
	0.14%, due 07/08/10	3,999,891
5,500,000	U.S. Treasury Bills,
	0.16%, due 08/26/10	5,498,632
	Total U.S. treasury securities	9,498,523
	Total short-term investments	14,499,431
	Total investments	103,355,162
	Cash and receivables,
	less liabilities — 2.5% (a)	2,662,219
	TOTAL NET ASSETS	$106,017,381

	Net Asset Value Per Share
	($0.01 par value, 300,000,000
	shares authorized), offering
	and redemption price
	($106,017,381 ÷ 14,377,531
	shares outstanding)	$7.37

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

PLC – Public Limited Company
SP-ADR – Sponsored American Depositary Receipts

FMI Provident Trust Strategy Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
JOHN S. BRANDSER
GORDON H. GUNNLAUGSSON
PAUL S. SHAIN

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

PORTFOLIO MANAGER
PROVIDENT TRUST COMPANY
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Provident Trust Strategy Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Investment returns do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.